CONFORMED COPY

                                   STOCK SALE
                                WAIVER UNDER THE
                           REVOLVING CREDIT AGREEMENT


         WAIVER dated as of February 9, 2001 under the Revolving Credit Agreement dated as of March 31, 1998 (as heretofore amended, the "Revolving Credit Agreement") among MOTIENT HOLDINGS INC. (formerly AMSC ACQUISITION COMPANY, INC.) (the "Borrower"), MOTIENT CORPORATION (formerly AMERICAN MOBILE SATELLITE CORPORATION) (the "Parent Guarantor"), the BANKS party thereto (the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent (the "Documentation Agent"), and TORONTO DOMINION (TEXAS), INC., as Administrative Agent.

                              W I T N E S S E T H :

         WHEREAS, on February 9, 2001 the Parent Guarantor sold 1,000,000 shares of Class A common stock of XM Satellite Radio Holdings Inc. as contemplated by the Stock Sale Waiver dated as of October 18, 2000 (the "October 2000 Waiver"), for Net Cash Proceeds (as defined in the Revolving Credit Agreement) of $16,499,450, and proposes to retain all (instead of 50%) of the Net Cash Proceeds of such transaction, and not to apply any portion thereof to prepay loans outstanding under the Parent Guarantor's term credit agreement; and

         WHEREAS, the undersigned Banks and the Shareholder Guarantors are willing to consent to the foregoing and to modify the terms of the October 2000 Waiver to give effect thereto;

         NOW, THEREFORE, the undersigned parties hereto agree as follows:

         SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Revolving Credit Agreement has the meaning assigned to such term in the Revolving Credit Agreement.



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                                        2

         SECTION 2. Waiver. The undersigned Banks waive compliance with the provisions of Section 2.09(c)(i) of the Revolving Credit Agreement to the extent (and only to the extent) necessary to permit the transaction referred to in the first recital above, it being understood that all other provisions of the October 2000 Waiver remain in full force and effect with respect to such transaction.

         SECTION 3. Representations of Borrower and Parent Guarantor. Each of the Borrower and the Parent Guarantor represents and warrants that (i) the representations and warranties set forth in Article 4 of the Revolving Credit Agreement shall be true on and as of the Effective Date and (ii) no Default shall have occurred and be continuing on such date.

         SECTION 4.   Governing  Law.   This  Waiver  shall  be  governed by and
construed in accordance with the laws of the State of New York.

         SECTION 5. Counterparts. This Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 6. Effectiveness. This Waiver shall become effective as of the date hereof on the date (the "Effective Date") when the Documentation Agent shall have received a counterpart hereof from each of the Borrower, the Parent Guarantor, Hughes, SingTel, Baron Capital and the Required Banks signed by such party or a facsimile or other written confirmation (in form satisfactory to the Documentation Agent) that such party has signed a counterpart hereof.

         SECTION 7. Shareholder Guarantor Consent. The Shareholder Guarantors consent to the foregoing.

         IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the date first above written.



                                            MOTIENT HOLDINGS INC. (formerly
                                            AMSC ACQUISITION COMPANY, INC.)


                                            By:/s/ Randy Segal
                                               ---------------------------------
                                                 Name: Randy Segal
                                                 Title:   Senior Vice President


                                            MOTIENT CORPORATION (formerly
                                                AMERICAN MOBILE SATELLITE
                                                 CORPORATION)


                                            By:/s/ Randy Segal
                                               ---------------------------------
                                                 Name: Randy Segal
                                                 Title:   Senior Vice President


                                            TORONTO DOMINION (TEXAS), INC.


                                            By:/s/ Lynn Chasin
                                               ---------------------------------
                                                 Name: Lynn Chasin
                                                 Title:   Vice President


                                            MORGAN GUARANTY TRUST COMPANY
                                                OF NEW YORK


                                            By:/s/ Robert Bottamedi
                                               ---------------------------------
                                                 Name: Robert Bottamedi
                                                 Title:   Vice President

                                            BANK OF AMERICA, N.A.


                                            By:
                                               ---------------------------------
                                                 Name:
                                                 Title:


                                            BANCA COMMERCIALE ITALIANA
                                                LOS ANGELES FOREIGN BRANCH


                                            By:
                                               ---------------------------------
                                                 Name:
                                                 Title:


                                            By:
                                               ---------------------------------
                                                 Name:
                                                 Title:


                                            BANCA DI ROMA - SAN FRANCISCO


                                            By:
                                               ---------------------------------
                                                 Name:
                                                 Title:


                                            By:
                                               ---------------------------------
                                                 Name:
                                                 Title:


                                            THE CHASE MANHATTAN BANK


                                            By:/s/ Tracey Navin Ewing
                                               ---------------------------------
                                                 Name: Tracey Navin Ewing
                                                 Title:   Vice President

                                            CITICORP USA, INC.


                                            By:/s/ Walt Larsen
                                               ---------------------------------
                                                 Name: Walt Larsen
                                                 Title:    Managing Director


                                            DEUTSCHE BANK AG, NEW YORK BRANCH
                                                AND/OR CAYMAN ISLANDS BRANCH


                                            By:/s/ Virginia Mahler Cosenza
                                               ---------------------------------
                                                 Name: Virginia Mahler Cosenza
                                                 Title:   Vice President


                                            By:/s/ Andreas Neumeier
                                               ---------------------------------
                                                 Name: Andreas Neumeier
                                                 Title:   Director


                                            BANK ONE, N.A.


                                            By:/s/ Karen C. Ryan
                                               ---------------------------------
                                                 Name: Karen C. Ryan
                                                 Title:   Vice President


                                            SAN PAOLO IMI S.P.A.


                                            By:
                                               ---------------------------------
                                                 Name:
                                                 Title:


                                            By:
                                               ---------------------------------
                                                 Name:
                                                 Title:

                                            HUGHES ELECTRONICS CORPORATION


                                            By:/s/ David J. Mitchell
                                               ---------------------------------
                                                 Name: David J. Mitchell
                                                 Title:   Assistant Treasurer


                                            SINGAPORE TELECOMMUNICATIONS LTD.


                                            By:/s/ Tay Chek Khoon
                                               ---------------------------------
                                                 Name: Tay Chek Khoon
                                                 Title:   Vice President


                                            BARON CAPITAL PARTNERS, L.P.,
                                                a Delaware limited partnership
                                            By: BARON CAPITAL MANAGEMENT, INC.,
                                                a general partner


                                            By:/s/ Linda S. Martinson
                                               ---------------------------------
                                                 Name: Linda S. Martinson
                                                 Title:   Vice President &
                                                          General Counsel